Rule 497(k)
File No. 333-176976

First Trust Exchange-Traded Fund III

(the “Trust”)

FIRST TRUST MERGER ARBITRAGE ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and summary prospectus

August 2, 2024

1.	Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, effective as of August 1, 2024, the table entitled “Average Annual Total Returns for the Periods Ended December 31, 2022” set forth in the section entitled “Annual Total Return” set forth in the Fund’s prospectus and summary prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2022

	1 Year	Since Inception	Inception Date
Return Before Taxes	3.46%	0.56%	2/4/2020
Return After Taxes on Distributions	3.04%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	2.05%	0.37%
S&P Merger Arbitrage Total Return Index (reflects no deduction for fees, expenses or taxes)(1)	-4.21%	1.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	7.12%
(1)	Effective as of August 1, 2024, the S&P Merger Arbitrage Total Return Index replaced the Credit Suisse Merger Arbitrage Liquid Index, which is no longer available for use by the Fund.
2.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the section entitled “Total Return Information” set forth in the Fund’s prospectus is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
and summary prospectus FOR FUTURE REFERENCE